SUBSCRIPTION AGREEMENT

INSTRUCTIONS

Each subscriber must complete and sign the Subscription Agreement in accordance with the following instructions. Subscribers must meet certain requirements in order for Quest Group International, Inc. (the "Company"), a Nevada corporation, to comply with the offering exemptions from registration and qualification under the Federal Securities Act of 1933, as amended, and applicable state securities laws. The Company will be relying on the accuracy and completeness of information provided in the Subscription Agreement to establish the qualifications of prospective investors and the Company's legal right to sell these securities. The Subscription Agreement will at all times be kept strictly confidential, unless necessary to establish the legality of a prospective investor's participation in the offering. The Company should be contacted immediately if there is any change in the information the prospective investor has provided.

1. Complete and sign the SUBSCRIPTION AGREEMENT.

2. The following sets forth the number of signatures required for different forms of ownership:

Form of Ownership:	Signatures Required

Individual:	One signature required.

Joint Tenants With
Right of Survivorship:	Both parties must sign.

Tenants in Common:	All parties must sign.

Community Property:	One signature required if security will be held in one name; two signatures required if security will be held in both names.

Corporation:	Signature of authorized officer or officers required.

Partnership:	Signature of general partner required; additional signatures only if required by partnership agreement.

Trust:	Trustee's signature must indicate "Trustee for the __________ Trust."

Other Entities:	As required by the applicable document governing such entity.

SUBSCRIPTION AGREEMENT

Quest Group International, Inc.
11845 West Olympic Boulevard, No. 1125W
Los Angeles, California 90064
PHONE: (310) 573-9711
FAX: (310) 573-9761

THIS SUBSCRIPTION AGREEMENT made this ____th day of ____, 2007, by and between Quest Group International, Inc., a Nevada corporation (the "Company"), and _____________________________ (the "Subscriber"), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

1. Subscription. The Subscriber hereby subscribes for 500,000 shares of the Company’s common stock (the “Shares”) at a purchase price of $.50 per share which the Subscriber has tendered herewith in good funds as payment for said Shares. The subscription evidenced by this Subscription Agreement ("Subscription") is an irrevocable offer by the Subscriber to subscribe for the Shares offered by the Company, and, subject to the terms hereof, shall become upon the acceptance thereof by the Company a contract for the sale of said securities. Upon acceptance of this subscription by the Company, the net proceeds will be available for immediate use by the Company. Subscription Agreements and subscription funds should be sent to the Company.

2. Acceptance. This Subscription Agreement is made subject to the Company's discretionary right to accept or reject the subscription herein in whole or in part, and the Subscriber will be promptly notified as to whether the subscription has been accepted. If the Company shall for any reason reject all or part of this Subscription, the amount paid by the Subscriber with respect to the rejected Subscription, or part thereof, will be refunded, without interest. Acceptance of this Subscription by the Company will be evidenced by the execution hereof by an officer of the Company.

3. Subscriber Representations. The Subscriber hereby represents and warrants that:

(a) The Subscriber's representations in this Subscription Agreement are complete and accurate to the best of the Subscriber's knowledge, and the Company and any sales agent may rely upon them. The Subscriber will notify the Company and any such agent immediately if any material change occurs in any of this information before the sale of the Shares.

(b) The Subscriber is aware that the Shares are a very speculative investment in a company with an untested business plan. The Subscriber is able to bear the economic risk of an investment in the Shares for an indefinite period of time, can afford the loss of the entire investment in the Shares, and will, after making an investment in the securities, have sufficient means of providing for Subscriber’s current needs and possible future contingencies. Additionally, the Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to Subscriber’s net worth and this Subscription will not cause such overall commitment to become excessive.

(c) The Shares subscribed for herein will not be sold by the Subscriber without registration under applicable securities acts or a proper exemption from such registration. The Subscriber also understands and agrees that the Shares will be subject to additional restrictions on transferability that are imposed by the participation agreement.

(d) The Shares subscribed for herein are being acquired for the Subscriber's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. The Subscriber is aware that there are substantial restrictions on the transferability of the Shares.

(e) The Subscriber has had access to any and all information concerning the Company which the Subscriber and the Subscriber's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. In making the decision to purchase the Shares herein subscribed for, the Subscriber and his or her advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon the individual circumstances of the Subscriber. The Subscriber further understands that no opinion is being given as to any securities or tax matters involving the offering.

(f) All of the representations and warranties of the Subscriber contained herein and all information furnished by the Subscriber to the Company are true, correct and complete in all respects, and the Subscriber agrees to notify the Company immediately of any change in any representation, warranty or other information set forth herein.

(g) The Subscriber also understands and agrees that stop transfer instructions relating to the Shares will be placed in the Company's stock transfer ledger, and that the certificates evidencing the Shares sold will bear legends in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

(h) Subscriber has been given the unrestricted opportunity to ask questions of, and receive answers from, the Company, or persons acting on its behalf, concerning the terms and conditions of, and all other matters relating to the offering, and has been given the unrestricted opportunity to obtain such additional information with respect to the offering as he has desired, including, but not limited to, any additional information necessary to verify the accuracy of the information set forth in the attached documentation. The undersigned has carefully read the Company's Private Placement Memorandum, dated May 11, 2007 (the “Memorandum”), annual report on Form 10-KSB, dated September, 30, 2006, Form 10-QSB, dated December 31, 2006, current report on Form 8-K, dated April 27, 2007, current report on Form 8-K, filed on May 22, 2007, June 5, 2007 and June 8, 2007, and definitive proxy statement relating to the Company’s annual meeting that was held on March 26, 2007 (collectively, the “SEC Filings”). Except as set forth in this Subscription Agreement and the SEC Filings, the Subscriber is not relying on any representations, warranties or information from the Company in making an investment decision.

(i) The Subscriber knows that the Shares subscribed for herein are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Subscription Agreement, and constitute a material part of the bargained-for consideration without which this Subscription Agreement would not have been executed.

(j) By reason of the Subscriber's business or financial experience or the business or financial experience of professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Subscriber has the capacity to protect Subscriber’s own interest in connection with this transaction or has a pre-existing personal or business relationship with the Company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

(k) This Subscription Agreement when fully executed and delivered by the Company will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Shares. The purchase of the Shares by the Subscriber, if it is an entity investor, is a permissible investment in accordance with the Subscriber's Articles of Incorporation, by-laws, partnership agreement, declaration of trust or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the shares has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity investor.

(l) The Subscriber has not duplicated or distributed the Memorandum to anyone other than his personal advisors, and will not do so in the future.

(m) The Shares offered hereby were not offered to the Subscriber by way of general solicitation or general advertising and at no time was the Subscriber presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.

(n) By entering into this Subscription Agreement, the undersigned Subscriber acknowledges receipt of the Memorandum.

(o) If initialed below, the Subscriber represents that Subscriber is an "accredited investor" as defined under Rule 501 of Regulation D by reason of:

FOR INDIVIDUALS ONLY (INITIAL IF APPLICABLE):

______ Initial Here	1.
I had individual income (exclusive of any income attributable to my spouse) in excess of $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year, or I had joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to have a joint income with my spouse in excess of $300,000 for the current year.

______ Initial Here	2.
I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000. For purposes of this Subscription Agreement, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

______ Initial	3.	I am qualified as an "accredited investor" pursuant to Rule 501(a) of Regulation D of the 1933 Act for the following reason:
Here

FOR CORPORATIONS AND PARTNERSHIPS ONLY (INITIAL IF APPLICABLE):

______ Initial Here	1.
The undersigned hereby certifies that the Partnership or Corporation which he/she represents possesses total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the securities offered by Company.

______ Initial Here	2.
The undersigned hereby certifies personally, and on behalf of the Partnership or Corporation which he/she represents, that all of the beneficial owners of equity qualify individually as accredited investors under the individual accredited investor test set forth above.

FOR TRUSTS ONLY (INITIAL IF APPLICABLE):

______ Initial Here	1.
The undersigned hereby certifies that the trust which he/she represents possesses total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the securities offered by Company, and that the purchase of the securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Act.

______ Initial Here	2.
The undersigned hereby certifies personally, and on behalf of the trust that he/she represents, that such trust is a revocable trust which may be amended or revoked at any time by the grantors, and all the grantors are accredited individual investors under the individual accredited investor test set forth above.

FOR TRUSTEES AND AGENTS (READ AND INITIAL BOTH STATEMENTS):

______ Initial	1.	The undersigned hereby acknowledges that he/she is acting as an agent or trustee for the following person or entity:
Here

______ Initial	2.	The undersigned hereby agrees to provide to Company, upon Company's request, the following documents:
Here

	(a)	a copy of the trust agreement, power of attorney or other instrument granting the power and authority to execute and deliver the Subscription Agreement, or

	(b)	an opinion of counsel verifying the undersigned's power and authority to execute and deliver the Subscription Agreement.

FOR RETIREMENT OR EMPLOYEE BENEFIT PLANS (INITIAL IF APPLICABLE):

______ Initial Here	1.	The undersigned hereby certifies that the plan which he/she represents is an employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 ("ERISA") and that either

______ Initial Here	(a)
the decision to invest in the securities was made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or

______ Initial Here	(b)	the employee benefit plan has total assets in excess of $5,000,000, or

______ Initial	(c)
the plan is a self-directed plan, the decision to invest in the securities was made solely by a person that is an accredited investor, and each of the following statements is true with respect to that plan:

Here
	·	the plan provides for segregated accounts for each plan participant,

·
the document governing the plan provides each participant with the power to direct each particular investment to the extent of the participant's voluntary contributions plus any portion of employer contributions that have vested to the participant's benefit, and

	·	the decision to invest in the securities was made pursuant to the plan participant's power to direct the investment of his or her account in the plan trust.

As evidence of the foregoing, the undersigned will complete if requested a Purchaser Questionnaire in the form attached hereto, the contents of which, if completed, are hereby certified to be correct.

4.  Indemnification. The Subscriber understands that the offer of the Shares was made in reliance upon Subscriber's representations and warranties set forth in Section 3 above. The Subscriber hereby agrees, except to the extent specifically prohibited by applicable law, to indemnify the Company and each of its affiliates and to defend and hold each of them harmless from and against any loss, claim, damage, liability, cost or expense (including reasonable attorneys' fees) due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained in this Agreement or in any other document provided by the Subscriber to the Company in connection with the Subscriber's purchase of the Shares.

5. Company Representations.  The Company hereby represents and warrants that:

(a)  Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Subscription Agreement and the Registration Rights Agreement referred to in the Memorandum (collectively, the "Transaction Documents"), and the Transaction Documents have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)  Non-Contravention. The execution and delivery of the Transaction Documents by the Company, the issuance and sale of the Shares to be sold by the Company under this Subscription Agreement, the fulfillment of the terms of the Subscription Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any material law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Transaction Documents by the Company and the valid issuance and sale of the Shares to be sold by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

(c)  Private Placement Memorandum. The Memorandum of the Company delivered to Subscriber is true and correct in all material respects as of the date hereof.

6.  Lock-Up Agreement. Concurrently herewith, the Subscriber shall execute a lock-up agreement (the “Lock-Up Agreement”), pursuant to which the Subscriber shall agree that, during the period beginning on the date hereof and ending on the date that is 18 months after the Securities and Exchange Commission has given the Company notification that the registration statement required to be filed by the Company pursuant to that certain Registration Rights Agreement between the Company and the investors of the Company’s private placement offering on May 16, 2007, will not be reviewed or is no longer subject to further review and comments, the Subscriber will not sell, transfer, assign, pledge or hypothecate any of the Shares, unless it is to an individual, entity or charity that agrees to be subject to the terms and conditions of the Lock-Up Agreement. In addition, Subscriber shall agree that during the period that the Shares are subject to the lock-up, the Shares will not be the subject of any hedging, short sale, derivative, put, or call transactions that would result in the effective economic disposition of the Shares by any person.

7. Registration. Notwithstanding the definition set forth in the Memorandum of “Registrable Securities”, the Subscriber understands and acknowledges that the Company will not include the Shares in its registration statement on Form SB-2 or any other eligible form, and is under no obligation to register any of the Shares purchased under this Subscription Agreement.

8. Entire Agreement. This Agreement, along with the Lock-Up Agreement and the Memorandum, executed concurrently herewith, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

9. Survival of Representations. Notwithstanding any investigation made by any party to this Subscription Agreement, all representations, warranties, acknowledgments and agreements made by the Company and the Subscriber shall survive the execution of this Subscription Agreement, the delivery of the Shares, and the payment thereof.

10. Waiver. No waiver or modification of any of the terms of this Subscription Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Subscription Agreement.

11. Notices. Except as otherwise required in this Subscription Agreement, any notice required or permitted under this Subscription Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed as follows:

To the Company:	1845 West Olympic Boulevard, No. 1125W,
Los Angeles, California 90064
Attention: Kurt Brendlinger

To the Subscriber:	At the address set forth beneath the Subscriber’s signature

12.  Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13.  Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14.  Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law.

15.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

16.  Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Subscriber, including without limitation and without the need for an express assignment, affiliates of the Investor. With respect to transfers that are not made pursuant to the Registration Rights Agreement, the rights and obligations of an investor under this Agreement shall be automatically assigned by the Subscriber to any transferee of all or any portion of the Subscriber's Shares who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided notice of the transfer including the name and address of the transferee and the number of Shares transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement. (For purposes of this Agreement, a "Permitted Transferee" shall mean any person who (a) is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act and (b) is a transferee of at least 25% of the Subscriber's Shares received in a transaction permitted under the securities laws of the United States). Upon any transfer permitted by the second sentence of this Section 17, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were a Subscriber.

18.  [INTENTIONALLY OMITTED]

19. Form of Ownership. Please indicate the form of ownership which the Subscriber desires for the Shares:

Individual

Joint Tenants with Right of Survivorship

Tenants in Common

Community Property

Trust

Corporation

Partnership

Other:

[Signature Page For Individual]

DATED this ___ day of _________________, 2007.

__________________________________
(Signature)

__________________________________
(Name - Please Print)

__________________________________
(Primary Place of Residence)

__________________________________
(City, State and ZIP Code)

__________________________________
(Telephone Number - Residence)

__________________________________
(Telephone Number - Business)

ACCEPTED this ____ day of _____________, 2007.

QUEST GROUP INTERNATIONAL, INC.

By___________________________________

[Signature Page For Corporation or Other Entity]

DATED this ___ day of _________________, 2007.

__________________________________
(Name of Entity)

__________________________________
(Signature of Authorized Person)

__________________________________
(Name and Title - Please Print)

__________________________________
(Business Address)

__________________________________
(City, State and ZIP Code)

__________________________________
(Telephone Number - Business)

ACCEPTED this ____ day of _____________, 2007.

QUEST GROUP INTERNATIONAL, INC.

By___________________________________

PURCHASER QUESTIONNAIRE
(Individual)

The purpose of this Questionnaire is to assure that each investor will meet the standards imposed by certain exemptions from registration under the Securities Act of 1933, as amended, and all applicable state laws.

If the response to any item is "none" or "not applicable", please so indicate.

Where multiple choices are offered, select and check only the most applicable and correct one.

YOUR RESPONSES WILL BE KEPT STRICTLY CONFIDENTIAL. However, by signing this document, you agree that Quest Group International, Inc. (the "Company") may present the Questionnaire to such private and/or governmental entities as it deems appropriate, if called upon to do so, in order to establish the availability under applicable state and federal law of an exemption from registration.

PLEASE PRINT

Name(s) ________________________________________________

1. I am [ ] am not [ ] being advised on the merits of this offering by a Purchaser Representative (investment advisor).

2. For the past two years, and during the years or months indicated, I have maintained my principal residence in the follow-ing state or states or country:
________________________________________________

3. I presently maintain a house or apartment, other than my principal residence, in the state of:
________________________________________________

4.     a. I pay state income taxes in the state of:

________________________________________________

b. I hold a driver's license in the state of:

________________________________________________

c. I am registered to vote in the state of:

________________________________________________

5. My present age is:

Under 21[ ], 21-30[ ], 31-40[ ], 41-50[ ], 51-60[ ], over 60[ ].

1

6. Financial information:

a. In filing federal income tax returns, my filing status is:

     Married individual filing joint return;
     Head of household;
     Unmarried individual;
     Married individual filing separate return.

b. My aggregate income from all sources for the last two calendar years was (check one);

[ ] below $200,000
[ ] above $300,000.

c. Approximately ____ percent of my income as shown above was derived from sources other than salary.

d. I expect that my income from all sources for the present year will be (check one):

[ ] below $200,000
[ ] above $300,000.

e. I expect that ____ percent of my income as shown above will be derived from sources other than salary.

f. My approximate present net worth (including the net worth of my spouse but excluding home, furnishings and automobiles) is:

[ ] Approximately $____________
[ ] over $1,000,000

g. Approximately ____ percent of my net worth as shown above is investments in marketable securities (share, bonds, debentures, etc.).

h. Approximately ____ percent of my net worth is readily convertible into cash.

7. a. I have held the following principal positions of employment during the last ten years, or since graduation from college, whichever is shorter:

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

b. The following is a brief summary of my educational background, including years of matriculation and degrees obtained:

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

8. Investment experience:

a. I have previously invested in non-marketable securities.

[ ] Yes
[ ] No

2

b. The principal investments from which I have derived the experience indicated in Paragraph a., including names of companies and amounts invested, are:

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

c. Other activities, business or ventures in which I have had investment experience include:

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

d. The following additional information regarding prior investment activities, business ventures, etc., may also be of help to the Company in determining whether my knowledge and experience in financial and business matters are suf-ficient to enable me to evaluate the merits and risks of this investment:

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

e. I have been advised by my own investment counselors, accountants, etc., other than representatives of the Company concerning the suitability of this investment for me:

  [ ] Yes
  [ ] No

9. I understand that no aspect of the activities of the Company can be guaranteed and that substantial risks are involved in various aspects of this investment:

[ ] Yes
[ ] No

10. I understand that I may examine the original documentation of the Company and its affairs before investing as well as after; and to the extent that I have not done so, it was my choice:

[ ] Yes
[ ] No

To the best of my information and belief, the above in-formation supplied by me is true and correct in all respects.

DATED this ___ day of _______________, 2007.

______________________________________
(Signature of Offeree)

______________________________________
(Please Print Name)

3

PURCHASER QUESTIONNAIRE
(Corporation and Other Entities)

This Questionnaire is addressed to corporations and other entities which contemplate receiving the Shares. The Questionnaire should be completed by the person having power to make investment decisions for the entity (hereinafter the “Business Manager”).

The purpose of this Questionnaire is to assure that each investor will meet the standards imposed by certain exemptions from registration under the Securities Act of 1933, as amended, and all applicable state laws.

If the response to any item is "none" or "not applicable", please so indicate.

Where multiple choices are offered, select and check only the most applicable and correct one.

YOUR RESPONSES WILL BE KEPT STRICTLY CONFIDENTIAL. However, by signing this document, you agree that Quest Group International, Inc. (the "Company") may present the Questionnaire to such private and/or governmental entities as it deems appropriate, if called upon to do so, in order to establish the availability under applicable state and federal law of an exemption from registration.

PLEASE PRINT

1. IDENTIFICATION

Full Legal Name: _______________________________________________________________

Form of Entity (corporation, partnership, etc.): _______________________________________
_____________________________________________________________________________

Formed Under the Laws of the State of: _____________________________________________

Date Formed: __________________________. If a partnership or trust, attach a copy of agreement creating entity.

Do you believe that you, as the Business Manager, have sufficient knowledge and experience in financial and business matters so that you are capable of evaluation the merits and risks of the investment under consideration:

[ ] Yes
[ ] No

Have you, as the Business Manager, previously purchased securities that were sold in reliance on the private offering exemption from registration under the Securities Act of 1933, as amended?

[ ] Yes
[ ] No

4

Please indicate, in detail, the nature and extent of your training or practical experience in financial, business or tax matters:
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

2. FINANCIAL INFORMATION

Please complete the following banking information:

Name of Primary Bank: __________________________________________________________

Address: ______________________________________________________________________

Telephone Number: _____________________________________________________________

Bank Officer: __________________________________________________________________

Please attach the Entity’s most current financial statement.

3. BACKGROUND

How do you or the investing entity know of the Company? If you have a pre-existing personal or business relationship with any of the officers, directors or promoters of the company, please give detailed information concerning the duration and nature of that relationship. Please exclude from your answers discussion of your relationship as a shareholder unless you exercise control over the Company as a shareholder:

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

4. PREVIOUS RELATIONSHIP

The entity or I have, previous to this investment and excluding the relationship of shareholders, engaged the financial service of or otherwise established a relationship with the Company or with an individual know by me to be now acting as a representative of the Company:

[ ] Yes
[ ] No

5. INVESTMENT ADVICE

The entity or I have advised by my own investment counselors, accountants, etc. other that representatives of the Company concerning the suitability of this investment:

[ ] Yes
[ ] No

5

6. SUBSTANTIAL RISK

I understand that no aspect of the activities of the Company can be guaranteed and that substantial risks are involved in various aspects of this investment:

[ ] Yes
[ ] No

7. EXAMINATION OF DOCUMENTS

I understand that I may examine the original documentation of the Company and its affairs before investing as well as after; and to the extent that I have not done so, it was my choice:

[ ] Yes
[ ] No

8. SOPHISTICATED INVESTOR

The undersigned has the economic ability to make the proposed investment and the sophistication to understand the risks entailed in this investment.

[ ] Yes
[ ] No

To the best of my information and belief, the above in-formation supplied by me is true and correct in all respects.

DATED this ___ day of _________________, 2007.

_________________________________________
(Signature)

_________________________________________
(Please Print Name)

_________________________________________
(Please Print Title)

6